EXHIBIT 10.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Tele Nordeste Celular Participações S.A., a Brazilian sociedade anônima (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2002 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2003	By:	/s/ MÁRIO CÉSAR PEREIRA DE ARAÚJO

Name: Mário César Pereira de Araújo
Title: President

Dated: June 16, 2003	By:	/s/ WALMIR URBANO KESSELI

Name: Walmir Urbano Kesseli Title: Financial Executive Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of title 18, United States Code) and is not being filed as part of the Form 20-F or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to Tele Nordeste Celular Participações S.A. and will be retained by Tele Nordeste Celular Participações S.A.and furnished to the Securities and Exchange Commission or its staff upon request.